UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 11, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 11, 2005, Consumers Energy Company ("Consumers") issued and sold $175 million principal amount of its 5.80 percent First Mortgage Bonds due 2035 (the "Bonds"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-120611) (the "Consumers Registration Statement") and a Prospectus Supplement dated August 8, 2005 to a Prospectus dated December 1, 2004. Consumers will use the proceeds to redeem, through a legal defeasance, the aggregate outstanding balance of $125 million of its 9.00 percent Trust Originated Preferred Securities due 2031, including the payment of interest on these securities to the first call date, and for general corporate purposes.

This Form 8-K is being filed to file certain documents in connection with that offering as exhibits to the Consumers Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of September 1, 1945 between Consumers and City Bank Farmers Trust Company, as trustee (predecessor to ultimate successor, JPMorgan Chase Bank, N.A.) including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979 (Incorporated by reference herein, previously filed as an exhibit to Consumers’ Registration Statement No. 2-65973)

4.2 One Hundred and Fourth Supplemental Indenture dated as of August 11, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated August 11, 2005, regarding the legality of the Bonds issued by Consumers

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND RISK FACTORS” found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s and Consumers’ Forms 10-Q for the Quarter Ended June 30, 2005 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy Corporation’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

August 11, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

August 11, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.2	One Hundred and Fourth Supplemental Indenture dated as of August 11, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association
5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated August 11, 2005, regarding the legality of the Bonds issued by Consumers